                                                                      Exhibit 23




                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-88946) pertaining to the Penford Corporation Savings and Stock Ownership Plan of our report dated February 10, 2003 with respect to the financial statements and supplemental schedules of Penford Corporation Savings and Stock Ownership Plan included in this Annual Report (Form 11-K) for the year ended August 31, 2002.


Denver, Colorado                            /s/ Ernst & Young LLP
February 24, 2003                           ------------------------
                                                ERNST & YOUNG LLP





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